EXECUTION VERSION THIS OMNIBUS AMENDMENT No. 2 (this “Amendment”) is entered into as of January 16, 2019, by and among: (i) REXNORD FUNDING LLC, as an Originator, and as the Buyer (“Rexnord Funding”); (ii) ZURN INDUSTRIES, LLC, as an Originator (“Zurn Industries”); (iii) ZURN PEX, INC., as an Originator (“Zurn Pex”); (iv) PRECISION GEAR LLC, as an Originator (“Precision Gear”); (v) CENTA CORPORATION, as an Originator (“Centa”); (vi) REXNORD INDUSTRIES, LLC, as the Servicer (“Rexnord Industries”); and (vii) WELLS FARGO BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as the sole Lender party to the Funding Agreement referenced below. Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the “Sale and Servicing Agreement” (as defined below). PRELIMINARY STATEMENTS A. Rexnord Funding, as the buyer, Zurn Industries, as an originator, Zurn Pex, as an originator, Precision Gear, as an originator, Centa, as an originator, and Rexnord Industries, as the servicer, are party to that certain Receivables Sale and Servicing Agreement, dated as of September 26, 2007 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Sale and Servicing Agreement”). B. Prior to the Termination Date, the Sale and Servicing Agreement may be amended in writing by the parties thereto with the written consent of the Administrative Agent under the Amended and Restated Receivables Funding and Administration Agreement, dated as of May 20, 2011 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Funding Agreement”). C. Precision Gear has requested that Rexnord Funding transfer and assign to Precision Gear all of Rexnord Funding’s right, title, and interest in, to and under the Receivables that arose in connection with the sale of goods or the rendering of services by Precision Gear to Stanley Assembly Technologies, Inc. and that were previously transferred and assigned by Precision Gear to Rexnord Funding pursuant to the Sale and Servicing Agreement (the “Stanley Specified Assets”). Rexnord Funding is willing to transfer and assign the Stanley Specified Assets to Precision Gear. D. Each of the parties hereto desires to amend the Sale and Servicing Agreement and the Funding Agreement on the terms and conditions set forth herein. ACTIVE 238670227v.4

SECTION 1. Amendment to the Sale and Servicing Agreement. Effective as of the date hereof, the definition of “Receivable” set forth in Annex X to the Sale and Servicing Agreement is hereby amended by adding the following sentence to the end of such definition: “Notwithstanding the foregoing, no indebtedness or other obligations arising in connection with the sale of goods or the rendering of services by Precision Gear LLC to Stanley Assembly Technologies, Inc. shall be a “Receivable” hereunder.” SECTION 2. Amendment to the Funding Agreement. Effective as of the date hereof, the definition of “Receivable” set forth in Annex X to the Funding Agreement is hereby amended by adding the following sentence to the end of such definition: “Notwithstanding the foregoing, no indebtedness or other obligations arising in connection with the sale of goods or the rendering of services by Precision Gear LLC to Stanley Assembly Technologies, Inc. shall be a “Receivable” hereunder.” SECTION 3. Transfer of the Stanley Specified Assets. Effective as of the date hereof, (a) Rexnord Funding does hereby sell and assign to Precision Gear, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the Stanley Specified Assets, (b) Precision Gear does hereby purchase from the Rexnord Funding, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the Stanley Specified Assets, (c) the Administrative Agent hereby releases the security interest in the Stanley Specified Assets that was granted by Rexnord Funding pursuant to the Funding Agreement and (d) each of the parties hereto consents to Rexnord Funding’s transfer and assignment to Precision Gear of all of Rexnord Funding’s right, title and interest in and to the Stanley Specified Assets in accordance with the terms hereof. SECTION 4. Covenants, Representation and Warranties. 4.01 Upon the effectiveness of this Amendment, each of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear, Centa, and Rexnord Industries hereby (i) reaffirms all covenants, representations and warranties made by it in the Sale and Servicing Agreement and in the Funding Agreement to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. 4.02 Each of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear, Centa, and Rexnord Industries hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. SECTION 5. Ratification. The Sale and Servicing Agreement, the Funding Agreement and each other Related Document to which any of the parties hereto is a party, in each case, as amended hereby, is hereby ratified, approved and confirmed in all respects. SECTION 6. Reference to and Effect on the Agreements. 6.01 Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement and the Funding Agreement, as applicable, to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement and the Funding Agreement, as applicable, as amended hereby and (ii) each reference to the Sale and Servicing Agreement and the Funding Agreement, as applicable, in any document, instrument or 2 agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement and the Funding Agreement, as applicable, as amended hereby. 6.02 Except as specifically amended above, the terms and conditions of the Sale and Servicing Agreement, the Funding Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed. 6.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under the Sale and Servicing Agreement, any Related Document, or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein. SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-1 ET. SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS). SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective signatories as of the date first above written. REXNORD INDUSTRIES, LLC By: ____________________________________ Name: David Pauli Title: Vice President and Controller ZURN INDUSTRIES, LLC By: ____________________________________ Name: David Pauli Title: Vice President and Controller ZURN PEX, INC. By: ____________________________________ Name: David Pauli Title: Vice President and Controller PRECISION GEAR LLC By: ____________________________________ Name: David Pauli Title: Vice President and Controller CENTA CORPORATION By: ____________________________________ Name: Dan Klun Title: Vice President and Controller [signatures continue] Signature Page to Omnibus Amendment No. 2

REXNORD FUNDING LLC By: ____________________________________ Name: David Pauli Title: Vice President and Controller WELLS FARGO BANK, N.A., as Administrative Agent and as the sole Lender party to the Funding Agreement By: ____________________________________ Name: Title: Signature Page to Omnibus Amendment No. 2